Exhibit 99.2


                                 Signature Page
                                 --------------


                         SPENCER CAPITAL OPPORTUNITY FUND, LP

                               By:  Spencer Capital Partners, LLC,
                                    Its General Partner


                         By:    /s/  Kenneth H. Shubin Stein, MD, CFA
                               -------------------------------------------------
                               Name:  Kenneth H. Shubin Stein, MD, CFA
                               Title:  Managing Member


                         SPENCER CAPITAL PARTNERS, LLC

                         By:    /s/  Kenneth H. Shubin Stein, MD, CFA
                               -------------------------------------------------
                               Name:  Kenneth H. Shubin Stein, MD, CFA
                               Title:  Managing Member


                         SPENCER CAPITAL OFFSHORE OPPORTUNITY FUND, LTD.

                               By:  Spencer Capital Offshore Partners, LLC,
                                    Its Investment Manager


                         By:    /s/  Kenneth H. Shubin Stein, MD, CFA
                               -------------------------------------------------
                               Name:  Kenneth H. Shubin Stein, MD, CFA
                               Title:  Managing Member


                         SPENCER CAPITAL OFFSHORE PARTNERS, LLC

                         By:    /s/  Kenneth H. Shubin Stein, MD, CFA
                               -------------------------------------------------
                               Name:  Kenneth H. Shubin Stein, MD, CFA
                               Title:  Managing Member


                         COLUMBIA AVENUE CAPITAL LLC

                         By:    /s/  Kenneth H. Shubin Stein, MD, CFA
                              --------------------------------------------------
                              Name:  Kenneth H. Shubin Stein, MD, CFA
                              Title:  Authorized Signatory



                         By:    /s/  Kenneth H. Shubin Stein, MD, CFA
                              --------------------------------------------------
                              Kenneth H. Shubin Stein, MD, CFA